UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant To Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 April 12, 2006
                Date of Report (Date of earliest event reported)


                        GLOBAL ENTERTAINMENT CORPORATION
               (Exact name of registrant as specified in charter)


          Nevada                        0-50643                  86-0933274
(State or Other Jurisdiction          (Commission               (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


       4909 E. McDowell, Suite 104
            Phoenix, Arizona                                      85008-4293
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (480) 994-0772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 17, 2006, Global Entertainment Corporation (the "Company") issued a press release announcing its financial results for the third quarter ended February 28, 2006. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     The Board of Directors of the Company has revised the composition of its committees, effective April 12, 2006. The committees now consist of the following directors:

         NOMINATING AND CORPORATE GOVERNANCE COMMITTEE:
         Mark Schwartz - Chairman
         Donald Head
         Michael Bowlin
         Stephen McConnell
         Terry Jacobs

         AUDIT COMMITTEE:
         Terry Jacobs - Chairman
         Michael Hartzmark
         Stephen McConnell

         COMPENSATION COMMITTEE:
         George Melville - Chairman
         Donald Head
         Michael Bowlin
         Mark Schwartz

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

     The following exhibits are filed as part of this report:

Exhibit
Number                               Description
------                               -----------

 99.1 Press release, dated April 17, 2006, announcing the financial results of Global Entertainment Corporation for the third quarter ended February 28, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GLOBAL ENTERTAINMENT CORPORATION



Date: April 18, 2006         By: /s/ J. Craig Johnson
                                --------------------------------------
                             Name:  J. Craig Johnson
                             Title: Executive Vice President and Chief
                                    Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number                               Description
------                               -----------

 99.1 Press release, dated April 17, 2006, announcing the financial results of Global Entertainment Corporation for the third quarter ended February 28, 2006.